Exhibit 10.3

THIS AGREEMENT IS SUBJECT TO ARBITRATION PURSUANT TO THE SOUTH CAROLINA UNIFORM ARBITRATION ACT, TITLE 15, CHAPTER 48, CODE OF LAWS OF SOUTH CAROLINA 1976, AS AMENDED

SINGLE TENANT BUILDING LEASE AGREEMENT

THIS LEASE AGREEMENT, (hereinafter referred to as the "Lease") is made and entered  into on this   30th   day of January, 2012 (hereinafter  referred to as the "Effective Date") and between David A. Molony (hereinafter referred to as the "Landlord") and UEC Electronics, LLC (hereinafter referred to as the "Tenant").

WITNESSETH

1. Premises: The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, all of that certain building which is deemed by the parties hereto to contain approximately 6,767 rentable square feet, (hereinafter the "Building") together with the contiguous land on which the Building is situated, all being located at 2230 Technical Parkway and further identified as TMS # 475-03-00-023 and  being more particularly described in and shown as Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as "Premises" or "Building"). Tenant hereby acknowledges the square feet set forth in the Premises above is an estimate only; the Base Rent set forth in this Lease being based on a negotiated annual rental for the Premises and not on a rental rate per square foot.

TO HAVE AND TO HOLD THE PREMISES upon the terms and conditions hereinafter set forth.

2. Term: The term of this Lease shall be for a period of Five (5) years, beginning on February 1, 2012 (the "Commencement Date") and ending at midnight on January 31, 2017 (the "Expiration Date") unless sooner terminated as hereinafter provided.

3. Possession: If the Tenant accepts possession of the Premises before the Commencement Date specified hereinabove, the term and rental shall commence on such earlier date. If for any reason the Landlord fails to deliver possession of the Premises on or before the specified Commencement Date, this Lease shall remain in full force and effect and the Landlord shall have no liability for delay, but rental shall not commence until the Landlord delivers possession of the Premises to the Tenant.

4. Rent: The Tenant shall pay to the Landlord without counterclaim, notice, demand, offset, defense, or reduction of any kind whatsoever,  an annual rental of Forty Three

Thousand Nine Hundred Twenty ($43,920.00) (hereinafter referred to as the "Base Rent"), payable in equal monthly installments of Three Thousand Six Hundred Sixty ($3,660.00) each, in advance, on the first day of each and every calendar month during the term hereof. Rent for the first month of the term for which rent shall be due shall be paid concurrent with Tenant's execution and delivery of this Lease. All rent payments shall be made to Landlord, at the address set forth in Paragraph 24 of this Lease, or at such other place as the Landlord may designate in writing to Tenant. Tenant hereby acknowledges the square feet set forth in the Demised Premises above is an estimate only; the Base Rent set forth in this Lease is based on an annual rental for the Demised Premises and not on a rental rate per square foot. If rental commences on a date other than the first day of the month, rent for the first month shall be prorated and paid with the first regular monthly installment. If rent or other monetary sums due the Landlord hereunder are paid later than the tenth (1Oth) day of the month when due, a late fee of five (5%) percent of the amount due or Twenty-five ($25.00) Dollars, whichever is the greater, shall be due and payable by the Tenant as Additional Rent (as defined in this Paragraph 4 and in Paragraphs 12 and 13A of this Lease). The parties agree that calculation of the exact costs the Landlord will incur if the Tenant makes late payments would be difficult to determine but would include, without limitation, processing and accounting charges and late charges which may be imposed upon the Landlord by the terms of any mortgage or deed of trust constituting a lien upon the Building. Tenant further agrees that the late charge assessed pursuant to this Lease is not interest, and the late charge assessed does not constitute a lender or borrower/creditor relationship between Landlord and Tenant. The parties agree that the late fee provided herein is a fair and reasonable estimate of the costs the Landlord will incur. Said delinquency charge shall be subject to the default provisions herein. No payment by Tenant or receipt by Landlord of a lesser amount than the Base Rent or any Additional Rent stipulated in this Agreement shall be deemed other than a payment on account of the earliest amount due, nor shall any endorsement or statement on any check or on any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to its right to recover the balance of Base Rent or any Additional Rent or to pursue any other remedy provided for in this Agreement. If Tenant shall be served with a demand for the payment of past due rent, any payments tendered thereafter to cure any default by Tenant shall be made only by cashier's check.

Additional Rent: All sums of Rent due hereunder other than Base Rent shall be called "Additional Rent." Without limitation of the foregoing, Additional Rent shall include Tenant's proportionate share of Operating Costs and any increase in Real Estate Taxes and Insurance from the Base Year, as defined herein, and any sums due from Tenant for utilities costs. Additional Rent, whether or not the same be designated as such, shall be due and payable on demand together with interest thereon as set forth herein; and Landlord shall have the same remedies for failure to pay Additional Rent as for a non-payment of Base Rent.

5. Base Rent Adjustment: Annual and Monthly Base Rent shall be increased on February 1, 2013 and at each anniversary thereof throughout the balance of the term of this

Lease by three percent (3%) of the prior year's Base Rent.

6. Use: The Tenant shall use and occupy the Premises solely for the purpose of General Office, and at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations, and requirements offederal, state, county and municipal authorities, now in force or which may hereafter be in force,  with respect to the use, occupation or alteration of the Premises. Tenant shall not use the Premises for any other use or purpose whatsoever, without the written consent of Landlord first had and obtained.

7. Assignment and Subletting: The Tenant shall not, without the prior written consent of the Landlord, assign this Lease or any interest therein, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than the Tenant. Further, in the event the Tenant requests the Landlord's consent to an assignment or sub-lease of fifty (50%) percent or more of the Premises, the Landlord shall have the option to release the Tenant of its obligations hereunder and accelerate the Expiration Date, and Landlord may subsequently enter into a new lease agreement directly with any such tenant. Consent to one assignment or sublease shall not constitute a waiver of this provision with respect to subsequent transactions. Each subtenant or assignee shall be liable to Landlord for all obligations of the Tenant hereunder, but the Tenant shall not be thereby relieved of such obligations. Landlord's acceptance of any name for listing on the Building Directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Premises. Other provisions of this Paragraph 7 to the contrary notwithstanding, Landlord shall have the right in its absolute and sole discretion to withhold consent to any sublease or assignment if Tenant shall be in default or breach of this Lease or if the proposed assignee or sublessee or its business will cause Landlord to incur any costs of whatever kind or nature.  Notwithstanding anything contained in this Lease to the contrary, Landlord shall not be obligated to entertain or consider any request by Tenant to consent to any proposed assignment of this Lease or sublet of all or any part of the Premises unless each request by Tenant is accompanied by a nonrefundable fee payable to Landlord or Landlord's managing agent in the amount of One Thousand Dollars ($1,000.00) to cover administrative, legal, credit reports and other costs and expenses incurred in processing each of Tenant's requests. Neither Tenant's payment nor Landlord's acceptance of the foregoing fee shall be construed to impose any obligation whatsoever upon Landlord to consent to Tenant's request.

8. Improvements. None. Tenant accepts the Premises in the condition existing as of the Effective Date. All other improvements, alterations and additions to the Premises desired by Tenant shall be made only at Tenant's expense, in good and workmanlike manner and in accordance with plans and specifications which have been previously approved in writing by the Landlord and shall comply with all applicable statues, ordinances, regulations and codes. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations and/or Landlord's approval of Tenant's plans for Landlord's work shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. Landlord reserves the right to approve Tenant's contractor, and to require adequate lien waivers, bonds, permits, licenses and insurance. Any and all work performed by Tenant or its contractors shall be with workmen and contractors approved in advance in writing by Landlord and shall be performed in a manner and upon terms and conditions satisfactory to and approved  in advance  in writing  by Landlord.  Prior to and at all times during the performance of the work by any of Tenant's contractors or subcontractors, Tenant shall require such contractors to provide insurance coverage reasonably satisfactory to Landlord. Tenant  shall  require  that  such  contractors'  Workers'  Compensation  Insurance  and Commercial General Liability Insurance shall be endorsed specifically to name Landlord, its Affiliates and Agents as Additional Insured parties.. Evidence of such specific endorsements shall be furnished to Landlord prior to commencement of any such work in the Demised Premises. Tenant shall not make any alterations, repair or installation, or perform any other work to or in the Premises unless prior to the commencement thereof Tenant's contractor shall have furnished to Landlord evidence of public liability and workmen's compensation insurance to cover every contractor to be employed and shall deliver duplicate originals or certificates of the policies to Landlord which certificates shall name Landlord, its agent and property manager as additional insureds. The policies shall be non-cancelable without ten (10) days notice to Landlord and shall be carried with companies, and in coverage limits, reasonably satisfactory to Landlord. All improvements and additions made by or for the Tenant and permanently attached to the Premises, including without limitation all partitions, carpets, lighting fixtures, doors, hardware, shelves, cabinets and ceilings, shall remain in the Premises and shall be surrendered to Landlord at the Expiration Date or earlier termination of this Lease, unless the Landlord, by notice given to the Tenant no later than thirty (30) days prior to the end of the term, shall elect to have the Tenant remove such alterations, additions, or improvements, and Tenant shall thereupon accomplish such removal at its sole cost and repair any damage to the Premises caused by such removal.

9. Services. Landlord shall not be responsible for providing any utilities or services to Tenant. Tenant shall furnish, at its own expense and without damage or threat of damage to the Building or to any part of the Building, all utilities and services required for its use of the Premises, including, but not limited to, telephone service, electric power, water and sewer, gas, janitorial service, heat and air conditioning.

10. Maintenance: Landlord shall maintain the roof and structural components of the Building. Landlord shall not be liable for loss or damage resulting from any defective condition in or about the Premises. The Tenant waives the right to make repairs at the Landlord's expense under any law, statute, or ordinance now or hereafter in effect. Tenant shall, at its own expense, keep and maintain the Premises in good order and repair during the term of this Lease, and shall surrender same to Landlord at the Expiration Date or earlier termination of this Lease in as good condition as they were when received (or subsequently improved or altered), normal wear and tear excepted

11. Property of Tenant: During the term of this Lease Tenant may, and at the Expiration Date or earlier termination hereof Tenant shall, remove all furniture, equipment, and other personal property which Tenant shall have placed in the Premises; provided that Tenant shall repair any damage to the Premises caused by such removal. All such property shall, during the term thereof, be at the risk of Tenant only, and Landlord shall not be liable for any loss thereof or damage thereto resulting from any cause whatsoever; and each policy of insurance covering such property shall contain a standard waiver of subrogation endorsement. Any such property not removed at the Expiration Date or earlier termination of this Lease shall be deemed abandoned and may be disposed of by the Landlord in any manner whatsoever.

12. Taxes and Impositions: Landlord shall pay prior to delinquency, all ad valorem real estate taxes assessed against the Building and the land upon which the Building is situated. The term "real estate taxes" shall include any and all taxes, assessments, impositions, levies, disposal user fees, or any other charges assessed or imposed upon the land or the Building. Tenant shall pay to Landlord, as Additional Rent, the amount of the taxes and impositions set forth above. These amounts shall be due and payable to the Landlord within (30) days after a statement therefore is rendered to the Tenant by the Landlord. Tenant shall pay prior to delinquency, all taxes and assessments of every kind or nature imposed or assessed upon or with respect to furnishings, fixtures, equipment, or other property of Tenant placed in or about the Premises.

13A. Insurance: General: Landlord shall, during the entire term hereof, maintain in force casualty insurance on its interest in the Building in such amounts and against such hazards and contingencies as Landlord shall deem desirable for its own protection; provided, however, Landlord shall not be obligated to insure any furniture, equipment, or other property placed in the Premises by or at the expense of Tenant. Tenant shall not permit any use of the Premises that would invalidate or conflict with the terms of any hazard insurance policy covering risks insured by Landlord. Tenant shall pay to Landlord, as Additional Rent, the cost of Landlord's hazard insurance premiums. These reimbursements shall be due and payable to the Landlord within (30) days after a statement therefore is rendered to the Tenant by the Landlord.

13B. Insurance. Tenant:  Tenant shall at Tenant's expense, obtain and keep in force at all times during the term of this Lease, commercial general liability insurance including property  damage  of  not  less  than  One  Million  Dollars  ($1,000,000.00)  for  any  one occurrence with a Two Million Dollar ($2,000,000.00)  aggregate limit, and an umbrella liability policy of at least One Million Dollars ($1,000,000.00) insuring Landlord, Landlord's agent and property manager and Tenant against any liability arising out of Tenant's use, occupancy or maintenance of the Premises and all areas appurtenant thereto.  The limit of said insurance shall not, however limit the liability of the Tenant hereunder.  Tenant may carry said insurance under a blanket policy provided an endorsement naming Landlord and Landlord's agent  and  property  manager  as an additional  insured  is attached  thereto. Insurance required hereunder shall be in companies licensed in the State of South Carolina and shall have a "Best's Insurance Guide"  rating of "A" or better.No policy shall be cancelable  except after ten  (10) days written  notice to Landlord, and if such policy is cancelled, Tenant shall be deemed immediately in default as is set forth in Paragraph 19A of this Lease. All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord with satisfactory evidence that all premiums have been paid. Tenant shall provide to Landlord simultaneously with the execution of this Lease, a Certificate evidencing Landlord, Landlord's Agent and Property Manager have been named as an additional insured under the policy described in this paragraph. Tenant agrees not to knowingly violate or permit to be violated any of the conditions or provisions of the insurance policies required to be furnished hereunder, and agrees to promptly notify Landlord or Landlord's Agent of any fire or other casualty within 24 hours. Tenant shall, at Tenant's expense, obtain and keep in force at all times during the term of this Lease, personal property insurance with regard to Tenant's furniture, fixtures, and equipment placed in, on or about the Premises.

14. Damage or Destruction by Casualty: If the Premises are wholly or partially destroyed by fire or other casualty, rental shall abate in proportion to the loss of use thereof, and Landlord shall, at its own expense, promptly restore the Premises to substantially the same condition as existed before damage or destruction, whereupon full rental shall resume, unless said damage was caused by Tenant's negligence, in which case any repair shall be at Tenant's expense; provided, however, Landlord may by notice to Tenant within ninety (90) days after the date of such damage or destruction elect, at its option, not to restore or repair the Premises and Landlord or Tenant may thereafter, at its option, cancel this Lease. There shall be no abatement of rent if all or any portion of the Premises is unusable for a period of three days or less. Notwithstanding anything to the contrary contained in this Article 14, the Landlord shall have no obligation to repair, reconstruct, or restore the Premises when the damage described in this Article 14 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

15. Eminent Domain: If the whole of the Premises, or such portion thereof as will make the Premises unsuitable for the use contemplated hereby, be taken under the power of eminent domain (including any conveyance in lieu thereof), then the term hereof shall cease as of the date possession thereof is taken by the condemnor, and rental shall be accounted for as between Landlord and Tenant as of that date. If any lesser portion of the Premises is thus taken, rental shall abate in proportion to the loss of use occasioned thereby. Tenant shall not- have any right or claim to any part of any award made to or received by Landlord for such taking or right or claim against Landlord for the value of the unexpired term of this Lease; provided, however, Tenant shall not be prevented from making a claim against the condemnor (but not against Landlord) for any moving expenses, loss of profits, or taking of its personal property (other than its leasehold interest) to which Tenant may be entitled.

16. Indemnity: Tenant shall defend, indemnify and hold harmless the Landlord and Landlord's Agent and Property Manager from and against any claims, damages, or expenses, whether due to damage to the Premises, claims for injuries to persons or property, or administrative  or criminal action by a governmental authority, where such claims arise out of or from use or occupancy of the Premises by Tenant, its agents , employees or invitees, except where such damage, claims or penalties are caused by the gross negligence of Landlord, its employees or agents.

17. Landlord's Entry: Landlord may enter the Premises at reasonable times and in a reasonable manner to inspect or exhibit same or exercise Landlord's rights under this Lease Agreement.

18.  Intentionally deleted

19A. Default and Remedies: If Tenant shall fail to pay either Base Rent or Additional Rent when due, or any other sums of money becoming due hereunder, and does not remedy such default within five (5) days after written notice thereof, or if Tenant shall default in the performance of any other of the terms, conditions, or covenants contained in this Lease Agreement to be observed or performed by it and does not remedy such default within thirty (30) days after written notice thereof or does not, within such thirty (30) days, commence such act or acts as shall be necessary to remedy a default, which is not curable within said thirty (30) days for reasons beyond the control of Tenant, and shall not complete such act or acts within sixty (60) days after written notice, or if Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or file in any court pursuant to any statute, either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization, or file or have filed against it a petition for the appointment of a receiver or trustee for all or substantially all of the assets of Tenant, or if Tenant makes an assignment, or if Tenant shall abandon the Premises or suffer the Lease to be taken under any writ of execution and such writ is not vacated or set aside within fifteen (15) days, or if the Commercial General Liability Insurance required by Tenant is cancelled as is set forth in Paragraph 138 of this Lease then in any such event the Landlord shall have the immediate right of reentry without resort to legal process and the right to terminate and cancel this Lease. Without terminating the Lease, Landlord shall have the right to re-enter and take possession of the Premises or any part thereof and repossess the same as of the Landlord's former estate and expel the Tenant and those claiming through or under the Tenant, and remove the effects of both or either with force, if necessary, without being deemed guilty in trespass or of a forcible entry or detainer and without prejudice to any remedies for arrears of rent or preceding breach of covenants.  In such event, the Landlord shall be entitled to recover from the Tenant all damages incurred by the Landlord by reason of the Tenant's default , including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid, the worth at the time of the unpaid rent for the balance of the term and any and all the leasing sums payable shall bear interest from the date due at the rate of eighteen percent (18%) per annum until paid.  If Landlord should elect to reenter as herein provided, or should it take possession pursuant to legal proceedings, it may either terminate this Lease or it may from time to time without terminating this Lease, relet the Premises for such term and at such rentals and upon such other terms and conditions as the Landlord may deem advisable. If such reletting shall yield rentals insufficient for any month to pay the rental due by Tenant hereunder for that month, Tenant shall be liable to Landlord for the deficiency and same shall be paid monthly. No such reentry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless written notice of such intention be given by the Landlord to the Tenant at the time of such reentry; but, notwithstanding any such reentry and reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. If as a result of Tenant's default hereunder, Landlord shall institute legal proceedings for the enforcement of Tenant's obligations, Tenant shall pay all costs incurred by Landlord, including reasonable attorney's fees.

19B. Alternative Dispute Provisions: If a dispute, controversy or claim (whether based upon contract, tort, statute common law or otherwise)(collectively a "Dispute") arises from or relates directly or indirectly to the subject matter hereof, and if the Dispute cannot be settled through direct discussions, the parties shall first endeavor to resolve the Dispute by participating in a mediation administered by the American Arbitration  Association (the "AAA") under its Commercial Mediation Rules before resorting to arbitration. Thereafter, any unresolved Dispute shall be settled by binding arbitration administered by the AAA in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator, after the review rights set forth below have been exhausted, may be entered in any court having jurisdiction . The arbitration proceedings shall be conducted in Charleston, South Carolina on an expedited basis before a neutral arbitrator who is a member of the Bar of the State of South Carolina, and has been actively engaged in the practice of law for at least 15 years, specializing in commercial transactions with substantial experience in the subject matter of this Agreement. Any attorney who serves as an arbitrator shall be compensated at a rate equal to his or her current regular hourly billing rate unless the AAA is able to arrange with the parties and the arbitrator to agree otherwise. Upon the request of either party, the arbitrator's award shall include findings of fact and conclusions of law provided that such findings may be in summary form. Either party may seek review of the arbitrator's award before an arbitration review panel comprised of three arbitrators qualified in the same manner as the initial arbitrator (as set forth above) by submitting a written request to the AAA. The right of review shall be deemed waived unless requested in writing within 10 days of the delivery of the initial arbitrator's award. The arbitration review panel shall be entitled to review all findings of fact and conclusions of law in whatever manner it deems appropriate and may modify the award of the initial arbitrator in its discretion. Unless otherwise deemed appropriate by the arbitrator(s), the prevailing party shall be entitled to an award of all reasonable out-of-pocket costs and expenses (including attorney's and arbitrator's fees) related to the entire arbitration proceedings (Including review if applicable.)

20. Remedies Cumulative-Non-Waiver: No remedy herein or otherwise conferred upon or reserved to Landlord or Tenant shall be considered exclusive of any other remedy, but the same shall be distinct, separate and cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity; and every power and remedy given by this Lease Agreement may be exercised from time to time as often as occasion may arise or as may be deemed expedient. No delay or omission of Landlord to exercise any right or power arising from any default on the part of Tenant shall impair any such right or power, or shall be construed to be a waiver of any such default, or an acquiescence therein. The acceptance of rent by Landlord with knowledge of a default by Tenant hereunder shall not constitute a waiver of such default.

21. Quiet Enjoyment: If Tenant shall pay the rent and perform and observe all of the other covenants and conditions to be performed and observed by it hereunder, Tenant shall at all times during the term hereof have the peaceable and quiet enjoyment of the Premises without interference from Landlord or any person lawfully claiming through Landlord, subject, however, to the terms of this Lease Agreement and any mortgages or deeds of trust provided for in Paragraph 23 hereof.

22. Estoppel Certificate: Within ten (10) days after written request by Landlord, transferee or any mortgagee or trustee under a mortgage or deed of trust covering the Premises, Tenant shall deliver in recordable form a statement to any such mortgagee, trustee or other transferee, or to Landlord, certifying any facts that are then true with respect to this Lease Agreement, including without limitation (if such be the case) that (a) this Lease Agreement is in full force and effect, (b) that Tenant is in possession, (c) that Tenant has commenced the payment of rent, (d) that Tenant claims no defense or set-off to the due and full performance of its obligations under this Lease Agreement, and (d) the dates, if any, to which rent has been paid in advance The Tenant's failure to deliver such statement within such time shall constitute a breach and default under this Lease, and shall be conclusive upon the Tenant that this Lease is in full force and effect without modification except as may be represented by the Landlord, and that there are no uncured defaults in the Landlord's performance. Tenant agrees that should it fail to deliver such statement within such time, that Landlord may, as Tenant's Attorney-in Fact, complete such statement on behalf of the Tenant.

23. Subordination and Attornment: Tenant agrees that this Lease shall be subject and subordinate to any mortgages, deeds of trust or any ground lease now or hereafter placed upon the Premises and to all modifications thereto, and to all present and future advances made with respect to any such mortgage or deed of trust. Tenant agrees to attorn to the mortgagee, trustee, or beneficiary under any such mortgage or deed of trust, and to the purchaser at a sale pursuant to the foreclosing thereof, and to the lessor in the event of a termination of any such ground lease.

24. Notices: All notices provided for in this Lease Agreement shall be in writing and shall be deemed to be given when sent by registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

If to Landlord:

David A. Molony
75 Latitude Lane
Mount Pleasant, SC  29464

If to Tenant:

Peter S. Shortsleeves
Chief Financial Officer
UEC Electronics, LLC
5914 Howard Street
Hanahan, SC 29410

Notices shall also be sent to the holder or holders of any mortgage or deed of trust covering the Premises at such address as such holder or holders may have given by notice as herein provided. Either party hereto, or any such holder, may from time to time, by notice as herein provided, designate a different address to which notices to it shall be sent.

25. Governing Law: This Lease Agreement shall be construed and enforced in accordance with the laws of the State of South Carolina.

26. Successors: This Lease Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns, except as otherwise provided for in this Lease Agreement.

27. Nature and Extent of Agreement: This Lease Agreement, including the exhibits attached hereto, contains the complete agreement between the parties regarding the terms and conditions of the lease of the Premises, and there are no oral or written conditions, terms, warranties, understandings or other agreements pertaining thereto which have not been incorporated herein.This Lease Agreement may be modified only by written instrument duly executed by both parties or their respective successors in interest.

28.  Security Deposit:

(a) Tenant has deposited with Landlord simultaneously with the execution of this Lease the sum of Three Thousand Six Hundred Sixty Dollars ($3,660.00) as security for the full and faithful performance by Tenant of all obligations of Tenant under this Lease. The Security shall bear no interest. If Tenant is in "Default" (as defined in Section 16.01), or if Tenant shall fail to discharge its obligations under the terms of this Lease, Landlord may use, apply or retain all or any part of the Security for the payment of (i) any rent or any other sum which Tenant was obligated to pay but did not pay, (ii) any sum expended by Landlord on Tenant's behalf in accordance with the provisions of this Lease, or (iii) any sum which Landlord may expend or be required to expend as a result of Tenant's Default, including any damages or deficiency in the reletting of the Premises. The use, application or retention of the Security or any portion thereof by Landlord shall not prevent Landlord from exercising any other right or remedy and shall not limit any recovery to which Landlord may be entitled. If Tenant shall fail to pay rent or other sums when due under this Lease more than three (3) times in any twelve (12) month period, irrespective of whether or not such delinquencies have been cured, then the security deposit shall, within ten (10) days after demand by Landlord, be increased by Tenant to an amount equal to the greater of (i) three (3) times the aforestated amount or (ii) three (3) months rent.

(b)  If Tenant fully and faithfully complies with all of the provisions of this Lease, the

Security or any balance thereof shall be returned to Tenant within thirty (30) days after the Expiration Date or upon any later date after which Tenant has vacated the Premises.

(c) Landlord may transfer the Security to any transferee of Landlord's interest in the Premises and, if the Security is so transferred, Landlord shall be deemed released by Tenant from all liability for the return of the Security and Tenant shall look solely to the transferee for return of the Security.

(d) The Security shall not be mortgaged, assigned or encumbered by Tenant. No action of Landlord in enforcing its rights with respect to a Default shall be deemed to be a termination of this Lease so that Tenant is entitled to return of the Security.

29. Holding Over: It is expressly understood by all parties that Tenant shall not be permitted to holdover at the end of the Lease term. It is further understood by all parties that failure to renegotiate or otherwise enter into a new lease agreement before 5:00P.M. on the tenth day from the Expiration Date of this Lease constitutes termination of this Lease at the end of the Lease period, and Tenant understands that it shall vacate the Premises at the exact end of the Lease term.

30. Attorney's Fees: If Tenant defaults in the performance of any of the covenants of this Lease and by reason thereof Landlord employs the services of an attorney to enforce performance by Tenant, to evict Tenant, to collect monies due by Tenant, or to perform any service based upon said default, then that Tenant shall pay a reasonable attorney's fee and all reasonable expenses and costs incurred by Landlord pertaining thereto.

31. Non-Waiver: The failure of Landlord or Tenant to insist upon strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord and Tenant may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

32. Non-Easement: It is understood and agreed that this Lease does not grant any rights to light and air over property adjoining the land on which the Premises are situated.

33.  Intentionally deleted

34.  General:

A. Time of the Essence. It is understood and agreed between the parties hereto that time is of the essence in all of the terms and provisions of this Lease.

B. Captions and Titles. The captions and titles appearing within this Lease are for reference only and shall not be considered a part of this Lease or in any way to modify, amend or affect the provisions thereof.

C. Grammatical Changes. The proper grammatical changes shall be understood and apply where necessary to designate the plural rather than the singular and the masculine or feminine gender.

D. Recordation and Documentary Stamps Taxes. This Lease shall not be recorded, but a short form referring to this Lease, describing the Premises and setting forth the term thereof may be recorded by either party. The cost of South Carolina Documentary Stamp Taxes due shall be paid by the Tenant.

E. No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise , or a joint venturer or a member of a joint enterprise with Tenant.

F. Binding Agreement. The conditions, covenants and agreements contained in this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors , heirs, executors, administrators and assigns. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been made in accordance with the provisions set out in this Lease.

G. Partial Invalidity.  If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

H. Successors and Assigns. Except as otherwise provided herein this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs personal representatives, executors, successors and assigns. Nothing herein shall authorize any transfer of this Lease, any interest in this Lease, or any interest in Tenant.

I. Survival of Obligations. The provisions of this Lease with respect to any obligation of Tenant to pay any sum owing or to perform any act after expiration or other termination of this Lease shall survive the expiration or other termination of this Lease.

35. Liens Against  the  Premises:   The Tenant  shall  keep the  Premises and the property on which the Building is situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by the Tenant.  The Tenant shall indemnify,  hold harmless, and defend the Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of the Tenant. Such indemnity shall include, without limitation, all attorney's fees and costs incurred by the Landlord due to the filing of such mechanic's lien or notice thereof. In the event that the Tenant, within twenty (20) days following the imposition of any such lien, shall not cause such lien to be released of record by payment or posting of a proper bond, in addition to all other remedies provided herein and by law, the Landlord shall have the right (but not the obligation) to cause the same to be released by such means as it shall deem proper, including bonding or payment of the claim giving rise to such lien. All such sums paid by the Landlord and all expenses incurred by it in connection therewith , including attorney's fees and costs, shall -be payable to the Landlord by the Tenant on demand with interest at the rate of eighteen (18%) percent per annum . The Landlord shall have the right at all times to post and keep posted on the Premises any notice permitted or required by law which the Landlord shall deem proper for the protection of the Landlord and the Premises or any other party having an interest therein from mechanic's and materialmen's liens. The Tenant shall give written notice to the Landlord at least ten (10) business days prior to the commencement of any work relating to alterations or additions to the Premises and shall post the Premises giving all such persons notice of Landlord's nonliability for work performed or materials supplied . Failure to provide the Landlord such notice or post the Premises shall be deemed a material breach of this Lease.

36. Brokerage: Tenant represents and warrants to Landlord that it has not dealt with any broker or finder in connection with the transaction contemplated by this Lease other than Anchor Commercial, LLC ("Landlord's Broker"). Landlord agrees to pay to Landlord's Broker, the commission earned by reason of this transaction as set forth in a separate agreement. Tenant shall defend, indemnify and hold harmless Landlord and Landlord's Agent against any and all expense, cost, damage or liability (including without limitation, court costs and reasonable attorney's fees, at trial and appeal) resulting from the claims of any other brokers, or those claiming to have performed services in the nature of brokerage or finding services.

37.  Intentionally Deleted.

38. No Offer: The submission of this document for examination does not constitute an option or offer to lease space in the Property. This document shall have no binding effect on the parties unless executed by the Landlord and the Tenant and a fully executed copy is delivered to the Tenant.

39. Environmental Matters: Tenant represents, warrants and covenants to Landlord throughout the Term as follows:

a) Tenant is and agrees to remain in compliance with all applicable federal, state and local laws relating to protection of the public health, welfare, and  the environment ("Environmental Law") with respect to Tenant's employees, agents, contractors, sublessee, assignees, and any other persons occupying or present on the Premises ("Occupants") to comply with all Environmental Laws applicable to their activities in and around the Premises.

b) Tenant shall not bring into the Building or the Premises, nor shall it allow any Occupant to bring into the Building or the Premises, any chemical, waste material, or other substance that is defined or otherwise classified in any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "toxic substance," or "toxic pollutant," except for small quantities of any such substances that are consistent with ordinary office use of the Premises. If any quantity of any such substance is brought into the Building or the Premises by Tenant or Occupant for ordinary office use, Tenant or Occupants shall handle, use, and dispose of such substance in a reasonable and prudent manner and in compliance with all applicable Environmental Laws.

c) Landlord or its representative may inspect the Premises at reasonable times to insure compliance with the requirements of this Paragraph 39. As part of its inspection, Landlord or its representative may take such samples as Landlord in its sole discretion deems necessary, including without limitation samples of substances located on the Premises, and neither Landlord nor any representative shall have any liability to Tenant as a result of such sampling activity. In the event Landlord determines that Tenant possesses any substances in violation of this Paragraph 39, Landlord shall notify Tenant and Tenant shall immediately remove those substances in compliance with all applicable laws, rules, ordinances, standards  and regulations. In the event Tenant fails to comply with the requirements of this Paragraph 39, Landlord and its representative may enter the Premises and provide for the removal and disposal of those substances as Tenant's agent. To effectuate this Paragraph 39, Tenant hereby grants Landlord and any representative of Landlord a Special Power of Attorney, appointing Landlord or its designated representative as its attorney in fact to act in Tenant's place to take all steps necessary to provide for the lawful removal and disposal of those substances, including the signing of any manifest, on Tenant's behalf and Tenant agrees to remain responsible for the substance and to indemnify, defend, hold harmless and protect Landlord and any representative of Landlord against all costs, fines, penalties or damages incurred by Landlord or its representative due to any activities by Landlord pursuant to this Paragraph 39. It is hereby stipulated  by Landlord and Tenant that the above Special Power of Attorney is coupled with an interest in the Premises and is, accordingly, irrevocable. Tenant agrees that no adequate remedy exists at law to enforce this Paragraph 39 and that damages would not make Landlord whole; accordingly, Tenant agrees that Landlord may seek and obtain injunctive relief to enforce this Paragraph 39.

40. Landlord's Lien: To secure the payment of all Rent due and to become due hereunder and the faithful performance of all the other covenants of this Lease required by Tenant to be performed, Tenant hereby gives Landlord an express contractual lien on and security interest in all property, chattels, or merchandise which may be placed in the Premises and also upon all proceeds of any insurance which may accrue to Tenant by reason of damage to or destruction of any such property. All exemption laws are hereby waived by Tenant. This lien and security interest is given in addition to the Landlord's statutory lien(s) and will be cumulative thereto. Upon request of Landlord, Tenant shall execute Uniform Commercial Code financing statements relating to the aforesaid security interest. Upon request, Landlord will subordinate its landlord's lien to purchase money security interests on Tenant's equipment on the Premises from Tenant's vendors upon Landlord's approval of such equipment, all on a form satisfactory to Landlord.

41.  Intentionally deleted

42. Interpretation Presumption:This Lease has been negotiated by the parties hereto and by the respective attorneys for each party. The parties represent and warrant to one another that each has, by counsel or otherwise, actively participated in the finalization of this Lease, and in the event of a dispute concerning the interpretation of this Lease, each party hereby waives the doctrine that an ambiguity should be interpreted against the party which has drafted the document.

43. Limitation of Liability: The obligations of the Landlord hereunder shall be binding upon Landlord and each succeeding owner of the Landlord's interest hereunder only during the period of such ownership and Landlord and each succeeding owner shall have no liability whatsoever except for its obligations during each such respective period. Landlord hereby agrees for itself and each succeeding holder of the Landlord's interest, or any portion thereof that any judgment, decree or award obtained against the Landlord or any succeeding owner of the Landlord's interest, which is in any manner related to this Lease, the Premises or the Tenant's use and occupancy of the Premises or the common areas of the Building, whether at law or in equity, shall be satisfied out of the Landlord's equity in the land and Building owned by the Landlord to the extent then owned by the Landlord and such assets and to no other assets of the Landlord, or such succeeding owner, for satisfaction. Neither Landlord, nor any officer thereof, nor any subsequent Landlord, shall have any personal liability hereunder.

44. Transfer of Landlord's Interest: The term "Landlord" as used in this Lease means only the owner for the time being or the Mortgagee, in possession for the time being of the Building. Each time the Building is sold, the selling Landlord shall be entirely relieved of all obligations and liability under this Lease. Any person who owns the Building and leases his reversionary interest in the Building subject to the lien of this Lease shall be relieved of all liability under this Lease.

45. Tenant's  Representation: The Tenant hereby  covenants, represents, and warrants that it is a Limited Liability Company organized  under the laws of the State of South Carolina, registered to do business and in good standing under the laws of the State of South Carolina, and by proper action has been duly authorized to execute and deliver this Lease, to enter into the transaction contemplated  hereby, to carry out its obligations hereunder, and that each person executing this   Lease on behalf of Tenant is  a representative ofTenant who is duly authorized to execute and deliver this Lease. Tenant shall furnish Landlord with suitable evidence of the above simultaneously with the execution of this Lease by Tenant.

46.  Tenant's Guarantor: Philip J. Ufkes (See Exhibit D).

47. Jurisdiction:  In connection with this Lease, Tenant hereby submits to the jurisdiction and venue of the State Court of Charleston  County, South Carolina in

connection with any matter pertaining to this Lease and agrees that service may be had by mailing the same, postage prepaid, addressed to Tenant at Tenant's Notice Address as set forth in Paragraph 24 of this Lease, it being agreed that service shall be deemed to have been made three (3) days after mailing.

48. Confidentiality:  The terms and conditions contained herein shall remain confidential between Landlord and Tenant, and neither party shall disclose any of the terms and conditions of the Lease  to any third party without first having obtained written permission from the other party.

49. Free Rent: Any other provision of this Lease to the contrary notwithstanding, and provided Tenant shall not be in breach or default under any of the terms and conditions of this Lease, Tenant shall be permitted to occupy the Demised Premises rent-free for the months of February and March 2012 ("Abatement Months"). Tenant's contribution towards CAM, taxes, insurance, etc. as set forth in Paragraph 12 and 13.A. of this Lease shall not be affected by this Paragraph 49, and shall continue to be due as of the Commencement Date set forth in Paragraph 2 of this Lease. The entire Base Rent otherwise due and payable for the Abatement Months shall become immediately due and payable upon the occurrence of any event of default by Tenant under this Lease.

IN WITNESS WHEREOF, the parties hereto have hereunto set their respective Hands and Seals on the day and year first written above.

WITNESS:	LANDLORD:

David A. Molony

(Seal)

Date:

WITNESS:	TENANT:
UEC Electronics, LLC
By: /s/ Phil Ufkes

Name: Phil Ufkes

Its: COO

Date: 1/30/12

EXHIBIT A

EXHIBIT B

LANDLORD'S WORK

None

EXHIBITC

RULES AND REGULATIONS

None

EXHIBIT D

GUARANTY OF LEASE

THIS GUARANTY  is made and entered into as of the date stated below by the undersigned Guarantor(s), Philip J. Ufkes ("Guarantor'') in favor of David A. Molony (the "Landlord") with regard to a Lease Agreement between Landlord and UEC Electronics, LLC as Tenant dated January , 2012 for the Premises identified 2230 Technical Parkway and as is more specifically set forth in the Lease.

WITNESETH:

WHEREAS, Guarantor(s) have an interest in the affairs of the Tenant ("Tenant") under the within and foregoing Lease to which this Guaranty is attached ("Lease");

WHEREAS, Landlord has declined to execute the Lease unless Guarantor(s) guarantee Tenant's obligations under the Lease.

NOW, THEREFORE, in consideration of the benefits to be derived by Guarantor(s) from the Lease, in order to induce Landlord to execute the Lease, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor(s) joins in the execution and delivery of the Lease and agrees with, and for the benefit of, Landlord as follows:

1. Guarantor(s) unconditionally guarantee to Landlord the full and prompt payment of any and all rent, additional rent and all other sums and charges payable by Tenant under the Lease (collectively, the "Rent"), and further unconditionally guarantees the full and timely performance and observance of all of the terms, provisions, covenants and obligations of Tenant under the Lease (collectively, the "Obligations"). Guarantor(s) agree that if default or breach shall at any time be made by Tenant in the payment of Rent or the performance of any of the Obligations, Guarantor(s) shall pay the Rent and faithfully perform and fulfill all obligations and shall pay to Landlord any attorney's fees, court costs, and other expenses, costs and disbursements incurred by Landlord on account of any such default and on account of the enforcement of this Guaranty.

2. This Guaranty shall be enforceable by Landlord in a joint action against Guarantor(s) without the necessity of any suit action or proceedings by Landlord of any kind or nature whatsoever against Tenant, without the necessity of any notice to Guarantor(s) of Tenant's default or breach under the Lease, and without the necessity of any other notice or demand to Guarantor(s) to which Guarantor(s) might otherwise be entitled, all of which notices Guarantor(s) hereby expressly waive. Guarantor(s) hereby agree that the validity of the Guaranty and the obligations of Guarantor(s) hereunder shall not be terminated, affected, diminished,  or impaired by reason of the assertion or the failure to assert by

Landlord against Tenant any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease or any other remedy or right which Landlord may have at law or in equity otherwise.

3. Guarantor(s) covenant and agrees that this Guaranty is an absolute, unconditional and continuing guaranty. The liability of Guarantor(s) hereunder shall in no way be affected, modified, or diminish by reason of any assignment, renewal, modification or extension of the Lease or any modification or waiver of or change in any of the covenants and terms of the Lease by agreement of Landlord and Tenant, or by any unilateral action of either Landlord or Tenant or by an extension of time that may be granted by Landlord to Tenant or any indulgence of any kind granted to Tenant, or any dealings or transactions occurring between Landlord and Tenant, including, without limitation, any adjustment, compromise, settlement, accord and satisfaction, or release, or  any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership, or trusteeship affecting Tenant. Guarantor(s) do hereby expressly waive any suretyship defense it may have by virtue of any statute, law, or ordinance of any state or other governmental authority, and further waives any and every defense of Tenant, including, without limitation, any defense arising by reason of any disability of Tenant or by reason of cessation from any cause whatsoever of the liability of Tenant.

4. In the event that other agreements similar to the Guaranty are executed from time to time by other entities or persons with respect to the Lease, this agreement shall be cumulative of any such other agreement to the effect that the liabilities and obligations of Guarantor(s) hereunder shall be joint and several with those of each other Guarantor(s), and the liabilities and obligations of Guarantor(s) hereunder shall in no event be affected or diminished by reason or any such other agreement.

5. All of Landlords rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate, and cumulative and no such right and remedy therein or herein is intended to be the exclusion of or a waiver of any other.

6. Guarantor(s) hereby waive presentment, demand for performance notice of non performance, protest, notice of protest, notice of dishonor, and notice of acceptance, Guarantor(s) further waives any right to require that an action be brought against Tenant or any other person or to require that resort be had by Landlord to any security held by Landlord.

7. Landlord may, without notice, assign this Guaranty in whole or in part, or may assign all of its interest in and to the Lease, and in such event, each and every successive assignee of the Lease or of the Guaranty shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee as fully as if such assignee were named herein. Guarantor(s) shall not assign or delegate its obligations under this Guaranty.

8. Guarantor(s) warrant and represent that they have the legal right and capacity to execute this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State in which the Building is located.

9. This Guaranty shall be binding upon Guarantor(s) and the heirs, legal representatives and assigns of Guarantor(s), and shall inure to the benefit of Landlord, and Landlord's legal representatives, successors, and assigns. If more than one party shall execute this Guaranty, all such parties shall be jointly and severally obligated hereunder.

IN WITNESS WHEREOF, Guarantor(s) have executed sealed and delivered this Guaranty, as of this  30  day of January, 2012.

WITNESSES:	GUARANTORS:

Philip J Ufkes

/s/ Philip J Ufkes (Seal)

Address 5914 Howard St.
Hanahan, SC 29410